UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 26, 2023

TPG Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300		76102
Fort Worth, TX		(Zip Code)
(Address of principal executive offices)
(817) 871-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, $0.001 par value	TPG	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
The information required by this Item 1.01 is included in Item 2.03 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Senior Unsecured Revolving Credit Facility
On September 26, 2023, TPG Operating Group II, L.P. (“TPG Operating Group II”), TPG Operating Group I, L.P. (“TPG Operating Group I”), TPG Holdings II Sub, L.P. (“Holdings II Sub”) and TPG Operating Group III, L.P. (“TPG Operating Group III”, and together with TPG Operating Group II, TPG Operating Group I and Holdings II Sub, the “Co-Borrowers”), each as co-borrowers, entered into an amended and restated revolving credit facility (the “Senior Unsecured Revolving Credit Facility”) with Bank of America, N.A. as administrative agent, and the lenders party thereto.
The Senior Unsecured Revolving Credit Facility amends and restates the existing revolving credit facility entered into on January 1, 2012 and as most recently amended and restated pursuant to the Fifth Amended and Restated Credit Agreement dated as of July 15, 2022. TPG Operating Group II and the other Co-Borrowers are indirect subsidiaries of TPG Inc. (the “Company”).
The Senior Unsecured Revolving Credit Facility, among other things, (i) extends the maturity date of the revolving credit facility from July 15, 2027 to September 26, 2028; (ii) increases the aggregate revolving commitments thereunder from $700 million to $1.2 billion; (iii) increases the commitment increase cap thereunder from $1 billion to $1.5 billion; (iv) increases the required minimum amount of fee generating assets under management thereunder; (v) provides for an 18 month timeline for establishing, at the option of the borrower, specified key performance indicators with respect to certain environmental, social and governance targets to qualify for interest rate adjustments; (vi) provides for additional flexibility with respect to internal reorganizations; and (vii) provides for certain limited condition availability provisions, and other adjustments, in connection with the acquisition of Angelo, Gordon & Co, L.P., AG Funds L.P. and certain of their affiliated entities (collectively, “Angelo Gordon”) by the Company and certain of its affiliated entities (the “Acquisition”). The other material terms and conditions of the Senior Unsecured Revolving Credit Facility remain principally unchanged. The Company elected to proactively secure these changes, along with the changes to the Senior Unsecured Term Loan Agreement described below, to provide additional financial flexibility and bolster its liquidity position in anticipation of the consummation of the Acquisition.
The Senior Unsecured Revolving Credit Facility contains customary representations, covenants and events of default. Financial covenants consist of a maximum leverage ratio and a requirement to keep a minimum amount of fee generating assets under management, each tested quarterly.
The preceding is a summary of terms of the Senior Unsecured Revolving Credit Facility and is qualified in its entirety by reference to the Sixth Amended and Restated Credit Agreement dated as of September 26, 2023, among the Co-Borrowers, Bank of America, N.A. as administrative agent and the lenders party thereto, attached as Exhibit 10.1 to this report, which is incorporated herein by reference as though it was fully set forth herein.
Senior Unsecured Term Loan Agreement
On September 26, 2023, TPG Operating Group II, as borrower, and TPG Operating Group I, Holdings II Sub and TPG Operating Group III, each as guarantors, entered into an amended and restated term loan agreement (the “Senior Unsecured Term Loan Agreement”) with Wells Fargo Bank, N.A. as administrative agent, and the lenders party thereto.
The Senior Unsecured Term Loan Agreement amends and restates the existing term loan agreement entered into on December 2, 2021 and as most recently amended and restated pursuant to the Amended and Restated Credit Agreement dated as of July 15, 2022.
The Senior Unsecured Term Loan Agreement, among other things, (i) extends the maturity date of the term credit facility from December 2, 2024 to March 31, 2026; (ii) increases the required minimum amount of fee generating assets under management thereunder; (iii) provides for additional flexibility with respect to internal reorganizations;

and (iv) provides for certain other adjustments in connection with the Acquisition. The other material terms and conditions of the Senior Unsecured Term Loan Agreement remain principally unchanged.
The Senior Unsecured Term Loan Agreement contains customary representations, covenants and events of default. Financial covenants consist of a maximum leverage ratio and a requirement to keep a minimum amount of fee generating assets under management, each tested quarterly.
The preceding is a summary of terms of the Senior Unsecured Term Loan Agreement and is qualified in its entirety by reference to the Second Amended and Restated Credit Agreement dated as of September 26, 2023, among TPG Operating Group II, as borrower, TPG Operating Group I, Holdings II Sub, TPG Operating Group III, each as guarantors, Wells Fargo Bank, N.A. as administrative agent and the lenders party thereto, attached as Exhibit 10.2 to this report, which is incorporated herein by reference as though it was fully set forth herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Sixth Amended and Restated Credit Agreement, dated as of September 26, 2023, among TPG Operating Group II, L.P., acting through its general partner, TPG Holdings II-A, LLC, the co-borrowers party thereto, the subsidiary borrowers from time to time party thereto, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.

10.2
Second Amended and Restated Credit Agreement, dated as of September 26, 2023, among TPG Operating Group II, L.P. as borrower, TPG Operating Group I, L.P., TPG Holdings II Sub, L.P., TPG Operating Group III, L.P., as guarantors, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG INC.

By:	/s/ Bradford Berenson
Name:	Bradford Berenson
Title:	General Counsel
Date: September 27, 2023